SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant[X]
Filed by a Party other than the Registrant[   ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            Stratford American Corp.
- - -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                Timothy A. Laos
- - -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the  appropriate  box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:
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       2) Aggregate number of securities to which transaction applies:
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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                         STRATFORD AMERICAN CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         Notice is hereby given that the Annual Meeting of the Shareholders of Stratford American Corporation, an Arizona corporation (the "Company"), will be held on Wednesday, July 12, 1995, at 2:00 o'clock P.M., at the Company's principal office, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, for the following purposes:

         1. To elect a Board of four Directors to serve for the coming year and until their successors are elected and qualified.

         2. To approve the appointment of Price Waterhouse LLP as the Company's independent auditors for the year ending December 31, 1995.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Shareholders of record at the close of business on May 15, 1995 are entitled to notice of and to vote at the meeting.

         All Shareholders are cordially invited to attend the meeting in person. Only those shares which are represented at the meeting personally by the holder or by proxy may vote. To assure your representation at the meeting, please mark, date, sign and return the enclosed proxy card as promptly as possible in the envelope provided. You may attend the meeting and vote in person even if you have returned a proxy.



                                             By Order of the Board of Directors



                                             /s/     Mel L. Shultz
                                             -----------------------------------
                                             Mel L. Shultz, President



June 1, 1995
Phoenix, Arizona


                                 PROXY STATEMENT


         The enclosed proxy is solicited on behalf of the Board of Directors of Stratford American Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Wednesday, July 12, 1995, at 2:00 o'clock P.M., or at any adjournment thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the Company's principal office, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016.

         Proxies will be solicited from the Company's Shareholders by mail. The Company will bear the cost of this solicitation, including postage, printing and handling and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph, facsimile or mail.

         Shareholders of record at the close of business on May 15, 1995 (the "Record Date"), are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof. At the Record Date, 100,000,000 shares of the Company's common stock, $0.01 par value were authorized and 84,076,806 shares were issued and outstanding.

         Each share has one vote on all matters. An affirmative vote of the majority of shares of the Company's common stock represented and entitled to vote at the meeting is required for all items being submitted to the shareholders for their consideration. Abstentions and broker non-votes are included in the number of shares represented for purposes of a quorum.
Abstentions are counted in tabulations of the votes cast whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Shareholders voting on the election of Directors may cumulate their votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the Shareholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of Directors to be elected at the meeting. In order to cumulate votes, at least one Shareholder must announce, prior to the casting of votes for the election of Directors, that he or she intends to cumulate votes. As is indicated in the proxy, discretionary power to cumulate votes is being solicited.

         Shareholders may revoke any proxy given pursuant to the solicitation at any time before it is exercised at the meeting by: (a) delivering a written notice of revocation to Timothy A. Laos, Corporate Secretary, Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016; or (b) a duly executed proxy bearing a later date; or (c) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy).

         This Proxy Statement is being first mailed to Shareholders on or about June 1, 1995.



                             PRINCIPAL SHAREHOLDERS

         To the knowledge of the Company, as of March 31, 1995, the following persons are the beneficial owners of more than 5% of the Company's voting securities:


                                                                           Amount and
                                                                            Nature of
                                        Name and Address                   Beneficial              Percent
       Title of Class                  of Beneficial Owner                Ownership(1)           of Class(2)
       --------------                  -------------------                ------------           -----------

       Common Stock,          Gerald J. Colangelo
       $0.01 par value        2400 E. AZ Biltmore Circle
                              Phoenix, AZ  85016                            6,678,135               7.9%

       Common Stock,          David H. Eaton
       $0.01 par value        2400 E. AZ Biltmore Circle
                              Phoenix, AZ  85016                            8,919,508               10.6%

       Common Stock,          Investments Four Corporation
       $0.01 par value        8630 E. Via de Ventura
                              Suite 220
                              Scottsdale, AZ  85258                         6,506,667               7.7%

       Common Stock,          Mel L. Shultz
       $0.01 par value        2400 E. AZ Biltmore Circle
                              Phoenix, AZ  85016                            4,720,434               5.6%
- - -----------------------

(1) Messrs. Colangelo, Eaton and Shultz and Investments Four Corporation have sole voting and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law.

(2)  Based on 84,076,806 shares of common stock outstanding at March 31, 1995.



                              ELECTION OF DIRECTORS

         Four Directors are to be elected at the Annual Meeting to hold office from election until the next Annual Meeting of Shareholders, or until their successors are duly elected and qualified. The persons named in the enclosed proxy intend to vote the shares covered thereby for the nominees listed below. Should any of the nominees become unavailable for any reason, the proxies intend to vote for such other persons as the present Board may nominate.

         The names of the nominees and other executive officers of the Company, together with certain information about them, is set forth below.

Nominees

                 Name                     Age               Position and/or Offices          Director Since
                 ----                     ---               -----------------------          --------------

      David H. Eaton                       59           Director and Chairman                     2/88
                                                        of the Board, Chief Executive
                                                        Officer
      Mel L. Shultz                        44           Director, President                       5/87
      Gerald J. Colangelo                  55           Director                                  4/89
      William G. Was, Jr.                  46           Director                                  4/90


         David H. Eaton has been the Chairman of the Board of Directors of the Company since February 29, 1988, and its Chief Executive Officer since June 1, 1988. Mr. Eaton earned his Bachelor of Arts degree in Business Administration and Economics from Wheaton College in 1958 and his Doctor of Jurisprudence degree from Stanford University in 1961. Mr. Eaton serves as a Director of Stratford American Resource Corporation ("SARC"), Stratford American Energy Corporation ("SAEC"), Stratford American Gold Venture Corporation ("SAGVC") and Stratford American Oil and Gas Corporation ("SAOGC"), as a Director and Chief Executive Officer of Stratford American Car Rental Systems, Inc. ("SCRS") and Stratford American Sports Corp. ("SASC"), and as a Director and the President of Stratford American Properties Corporation ("SAPC").

         Mel L. Shultz has been a Director and the President of the Company since May 20, 1987. Prior to 1985, Mr. Shultz was involved on his own behalf in real estate development and oil and gas investment. Mr. Shultz is also a Director and the President of SCRS, SARC, SAEC, SAGVC, and SAOGC, and a Director of SAPC.

         Gerald J. Colangelo has been a Director of the Company since April 26, 1989. He is also a Director of SCRS, SAPC, SAGVC and SASC. Mr. Colangelo is President and Chief Executive Officer of the Phoenix Suns of the National Basketball Association. Mr. Colangelo has been General Manager of the Suns since their inception in 1968. Mr. Colangelo earned a Bachelor of Education degree in Physical Education from the University of Illinois in 1962.

         William G. Was, Jr. has been a Director of the Company since April 1990. Mr. Was is the principal of Western Advisory Services Co. and a partner in Great Western Development. Both companies are involved in real estate development. Mr. Was worked with First Interstate Bank (Arizona), N.A. from 1980 to 1990. From 1986 to 1990, he served the Bank as Executive Vice President/Real Estate Finance and Property Management. Mr. Was earned his Bachelor of Science degree in Political Science from Arizona State University in 1972.


Other Executive Officer

                 Name                     Age                Offices and Companies            Officer Since
                 ----                     ---                ---------------------            -------------

      Timothy A. Laos                      41           Vice President, Chief                      3/95
                                                        Financial Officer, Treasurer
                                                        and Secretary
                                                        of Company, Treasurer,
                                                        Secretary and Vice
                                                        President of SCRS, SARC,
                                                        SAEC, SAGVC, SAPC and SAOGC,
                                                        Secretary and Treasurer of SASC.


         Timothy A. Laos, C.P.A., has become a Vice President, Chief Financial Officer, Treasurer and Secretary of the Company effective March 1995. He was involved in public accounting from 1978 to 1981 including the first two years employed by Price Waterhouse. From 1984 through 1992, Mr. Laos was the corporate controller for Martin Oil and Gas Company, an independent oil and gas producer. From 1992 through 1995, he was the corporate controller for the Haworth Corporation, a local real estate developer. Mr. Laos earned a Bachelor of Business Administration degree in accounting from the University of Arizona in 1978. Mr. Laos is also the Vice President, Treasurer and Secretary of SCRS, SARC, SAEC, SAGVC, SAPC and SAOGC, and also serves as Secretary, Treasurer and Director of SASC and Director of SAPC.



SECURITY OWNERSHIP OF MANAGEMENT

         As of March 31, 1995, the Directors of the Company, and the Directors and executive officers as a group, beneficially own the following equity securities of the Company:


                                                                           Amount and
                                                                            Nature of
                                                                           Beneficial              Percent
       Title of Class               Name of Beneficial Owner                Ownership            of Class(3)
       --------------               ------------------------                ---------            -----------

       Common Stock,          David H. Eaton                             8,919,508(1)(2)            10.6%
       $0.01 par value

       Common Stock,          Mel L. Shultz                              4,720,434(1)(2)             5.6%
       $0.01 par value

       Common Stock,          Gerald J. Colangelo                        6,678,135(1)(2)             7.9%
      $0.01 par value

       Common Stock,          William G. Was, Jr.                          722,000(1)              .0085%
      $0.01 par value

       Common Stock,          Directors and Officers as a Group (5
      $0.01 par value         persons)                                     21,040,077                25%
- - -----------------------

(1) Messrs. Eaton, Shultz, Colangelo and Was have sole voting and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law.

(2)  An aggregate of  19,008,150  of the shares of common stock owned by Messrs.
     Eaton, Shultz and Colangelo (22.6% of the total outstanding common stock as of March 31, 1995) have been pledged to Bank of America (formerly Security
     Pacific Bank Arizona) as security for personal loans. To the extent there was a default under the personal loans and the Bank in the future elected to exercise on the pledge of shares, a change in control of the Company could occur and the Bank would become a principal Shareholder of the Company.

(3)  Based on 84,076,806 shares of common stock outstanding at March 31, 1995.



Board Meetings and Committees of the Board

         The Board of Directors held four meetings during 1994, and each Director participated in the meetings.

         The Board of Directors, as a whole, serves as the Audit Committee. In that capacity, the Board of Directors meets to review audit plans and activities, reviews the Company's system of internal financial controls, approves all significant fees for audit and non-audit services provided by the independent auditors, and recommends the annual selection of independent auditors.

         The  Company  does  not  have  standing   nominating  or   compensation
committees of the Board of Directors, and the functions typically performed by those kinds of committees are performed by the full Board of the Company.


Transactions with Management and Others

         Guarantees.  David H. Eaton,  Mel L. Shultz and Gerald J.  Colangelo in
their  capacities as the  shareholders,  officers and/or  directors of SAPC have personally  guaranteed  various  obligations  owed by SAPC or joint  ventures in
which  SAPC  is  a  joint   venture   partner.   The  Company  has  executed  an
Indemnification  Agreement  to  indemnify  the  guarantors  with  respect to the guarantee.  Certain  information  concerning the guarantees,  as of December 31,
1994, follows:


               Guarantors                   Amount of Debt                     Payee               Project
               ----------                   --------------                     -----               -------

       David H. Eaton              $300,000 due April 1997,               Bank of America            None
       Mel L. Shultz and           interest due quarterly
       Gerald J. Colangelo         commencing August 1994 at
                                   lender's reference rate,
                                   unsecured.

       David H. Eaton              $17,439,000.  The loans                First Interstate Bank    University
       Mel L. Shultz and           were to mature in June                 of Arizona, N.A.         Center,
       Gerald J. Colangelo         1997. Guarantees were                                           Tempe
                                   limited to $12,000,000.                                         Arizona
                                   The project  was sold in
                                   March 1995,  and the loans
                                   were completely retired
                                   upon the sale.


         Convertible Debenture. In March 1990, the Company executed a convertible debenture note (the "Debenture") in the amount of $213,691 with David H. Eaton. The Debenture bears interest at the rate of 12% per annum. The Debenture was originally due and payable in full on April 15, 1991, but contains provisions which automatically extend the term for successive 30-day periods until Mr. Eaton demands payment in full. Alternatively, Mr. Eaton can convert the Debenture to shares of the Company's common stock at the conversion price of 5/32, which was the closing price of the Company's common stock on the date the liability to Mr. Eaton arose. The Debenture was unanimously approved by the Board of Directors of the Company, with Mr. Eaton abstaining.

         Loan to SARC. ACM Texas, Inc. ("ACM"), an entity owned by Alan R. Mishkin, who was previously a greater than 5% shareholder, advanced $500,000 in March 1991 to SARC in connection with the acquisition of additional working interest in wells in Freestone County, Texas. The note carries interest at prime plus 2%, but not less than 9.5%, and matures in March 1994. Payments are based on the cash flow from 52% of the working interest in those wells. In August 1992, ACM accelerated the maturity on this loan and the Company relinquished to ACM its rights to all cash flow from this 52% working interest. Legal action was taken in August 1992 whereby the Company receives no future benefit associated with this 52% working interest. As a result of this action, the Company wrote off this obligation and the related working interest in 1992. ACM retains its legal rights associated with this obligation. The Company was advised that Mr. Mishkin sold ACM to Mr. Larry Hall, who is affiliated with Investments Four Corporation, in December 1993. See "Principal Shareholders".

         Policy on Related Transactions. The Company has represented that all transactions between the Company and its officers, directors, principal Shareholders or affiliates have been and will be on terms no less favorable to the Company that can be obtained from unaffiliated third parties and have been and will be approved by a majority of the disinterested Directors of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two fiscal years ended December 31, 1994 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons on a timely basis, with the exception of a late filing of one Form 4 reporting one transaction applicable to options of common stock granted to Mel L. Shultz, President of the Company, in 1994.





                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the cash compensation paid to the Chief Executive Officer of the Company for each of the Company's last three fiscal years. Salary for each of the other executive officers was less than $100,000 during such periods.

                           SUMMARY COMPENSATION TABLE

     Name and Principal Position            Year                   Salary
     ---------------------------            ----                   ------

            David H. Eaton                  1994                  $43,750
       Chief Executive Officer              1993                  $66,200
                                            1992                  $48,700

Compensation of Directors

         The Company generally does not compensate its Directors for their services as such, but reimburses them for reasonable expenses involved in attending meetings.

Termination of Employment and Change of Control Agreements

         The Company has no compensatory plans or arrangements that will result from the termination of employment of any executive officer or other employee or from a change in control of the Company or a change in any employee's responsibilities following a change in control. The Company has no employment agreements with any of its executive officers.

                              APPROVAL OF AUDITORS

         At the Annual Meeting of Shareholders held July 12, 1994, the Shareholders ratified the appointment of Price Waterhouse LLP as the Company's auditors for the year ended December 31, 1994. The Audit Committee has recommended that Price Waterhouse LLP continue as auditors for 1995.

         Representatives of Price Waterhouse LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are expected to be available to respond to appropriate questions.

         The Board of Directors recommends that Price Waterhouse LLP be approved as the Company's independent auditors for the year ending December 31, 1995.


                         FINANCIAL AND OTHER INFORMATION

         The Company's 1994 Annual Report is being furnished concurrently with this Proxy Statement. The Company will provide without charge, upon written request, copies of its Form 10-KSB for the fiscal year ended December 31, 1994. Any shareholder desiring the Company's Form 10-KSB should contact Timothy A. Laos, Corporate Secretary, at the Company's principal offices.

                             SHAREHOLDERS' PROPOSALS

         The Company welcomes comments or suggestions from its Shareholders. In the event that a Shareholder desires to have a proposal formally considered at the 1996 Annual Shareholders' Meeting, and included in the Proxy Statement for that meeting, the proposal must be received in writing by the Company on or before January 31, 1996.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named on the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS



                                          /s/   Mel L. Shultz
                                          -----------------------------------
                                          Mel L. Shultz, President and Director

Dated:  June 1, 1995